UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 21, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On September 21, 2018 (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) issued to an institutional investor (the “Holder”) a Term Promissory Note (the “Note”) in the principal face amount of $526,316, with an interest rate of 12% for a purchase price of $500,000. The outstanding principal face amount, plus any accrued and unpaid interest, is due by December 31, 2018, or as otherwise provided in accordance with the terms set forth in the Note. In connection therewith, the Company shall issue to the Holder 300,000 shares of its common stock (the “Commitment Shares”).

Description of Term Promissory Note

The Note has a principal face amount of $526,316 and bears interest at 12% per annum. The Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. The Company may prepay in cash the full outstanding principal face amount and any accrued and unpaid interest at any time without penalty.

After the occurrence of any Event of Default (as defined in the Note) that results in the eventual acceleration of the Note, the interest rate on the Note shall accrue at an additional interest rate equal to the lesser of 1.5% per month (18.0% per annum) or the maximum rate permitted under applicable law. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law. In the event of an occurrence of an Event of Default, an amount equal to a premium of 30% of all principal and interest (calculated at 18%) due shall be immediately added to the principal due under the Note without any action on the part of the Holder.

The foregoing is only brief description of the material terms of the Note, the form of which is attached hereto as exhibit to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the exhibit.

Item 3.02  Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Commitment Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and, as applicable, Rule 506 of Regulation D promulgated thereunder.

Item 9.01  Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of Term Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: September 21, 2018	/s/ William B. Horne
William B. Horne Chief Financial Officer